UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2021

PIONEER FLOATING RATE TRUST

(Registrant)

PIONEER DIVERSIFIED HIGH INCOME TRUST

PIONEER MUNICIPAL HIGH INCOME TRUST

PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST

PIONEER HIGH INCOME TRUST

(Co-Registrants)

(Exact name of registrant as specified in its charter)

Delaware

811-21654 (Pioneer Floating Rate Trust)

811-22014 (Pioneer Diversified High Income Trust)

811-21321 (Pioneer Municipal High Income Trust)

811-21409 (Pioneer Municipal High Income Advantage Trust)

811-21043 (Pioneer High Income Trust)

58-2683903 (Pioneer Floating Rate Trust)

20-8779403 (Pioneer Diversified High Income Trust)

03-0512430 (Pioneer Municipal High Income Trust)

81-0634319 (Pioneer Municipal High Income Advantage Trust)

02-0563892 (Pioneer High Income Trust)

(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

60 State Street, Boston, MA		02109
(Address of principal executive offices)		(Zip Code)

1-800-859-8508

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PHD	New York Stock Exchange
Common Stock	HNW	NYSE American
Common Stock	MHI	New York Stock Exchange
Common Stock	MAV	New York Stock Exchange
Common Stock	PHT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On April 7, 2021, the Registrants issued a press release announcing that the Board of Trustees of each Registrant has voted to redomicile the Registrant from a Delaware statutory trust to a Maryland corporation (in each case, the “redomiciling”). For each Registrant, the redomiciling will be effected through a statutory merger of the current Delaware statutory trust with and into a newly-established Maryland corporation formed for the purpose of effecting the redomiciling, with the Maryland corporation as the surviving entity.

The press release also announced that, although the ticker symbol of each Registrant on the New York Stock Exchange and the NYSE American, as applicable, will not change, the name of each Registrant will change in connection with the redomiciling, as follows:

Current Name	New Name
Pioneer Diversified High Income Trust	Pioneer Diversified High Income Fund, Inc.
Pioneer Floating Rate Trust	Pioneer Floating Rate Fund, Inc.
Pioneer High Income Trust	Pioneer High Income Fund, Inc.
Pioneer Municipal High Income Advantage Trust	Pioneer Municipal High Income Advantage Fund, Inc.
Pioneer Municipal High Income Trust	Pioneer Municipal High Income Fund, Inc.

The redomiciling will not, in and of itself, result in any change to the investment adviser, investment objective and strategies, portfolio management team, policies and procedures or the members of the Board overseeing each Registrant.

However, following each Registrant’s redomiciling, the rights of shareholders will be governed by Maryland General Corporation Law and the Articles of Incorporation and Bylaws of the surviving Maryland corporation. In addition, the Board of Directors of each surviving Maryland corporation has adopted a resolution to cause the entity to be subject to the Maryland Control Share Acquisition Act following redomiciling.

Each redomiciling is expected to be consummated mid-April.

A copy of the Registrants’ April 7, 2021 press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Registrants’ press release dated April 7, 2021

This Current Report may contain statements regarding plans and expectations for the future that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”), and such statements are intended to qualify for the safe harbors from liability established by the PSLRA. All statements other than statements of historical fact are forward-looking and can sometimes be identified as such by the context of the statements, including words such as “believe,” “could,” “expect,” “anticipate,” “plan,” “may,” “will,” “would,” “should,” “intend,” “possible,” “continue” “project,” “estimate,” “guidance” and other similar terms and phrases, whether in the negative or affirmative, although not all forward-looking statements include these words. Similarly, statements that describe the objectives, plans, or goals of the Registrants or their investment adviser are forward-looking. Such forward-looking statements are based upon the Registrants’ current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. Because such statements include risks, uncertainties and contingencies, actual events may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. Additionally, past performance is no guarantee of future results. Additional information concerning such risks and uncertainties are or will be contained in each Registrant’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the Registrant’s Annual Report to Shareholders on Form N-CSR, and its subsequent filings with the SEC which are available at http://www.sec.gov. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. Except as required by applicable law, the Registrants undertake no obligation to update publicly these statements for any reason, whether to reflect new information or the occurrence of unanticipated events or otherwise, following the date of this press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2021

Pioneer Floating Rate Trust
Pioneer Diversified High Income Trust
Pioneer Municipal High Income Trust
Pioneer Municipal High Income Advantage Trust
Pioneer High Income Trust

/s/ Christopher Kelley
Name: Christopher Kelley

Title: Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 7, 2021